UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 25, 2005
                                                           ---------------------
                                                           (July 22, 2005)
                                                           ---------------------


                                    SYMS CORP
--------------------------------------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)


                                   New Jersey
--------------------------------------------------------------------------------
                 (State or other Jurisdiction of Incorporation)


           1-8546                                       22-2465228
--------------------------------------------------------------------------------
  (Commission File Number)                    (IRS Employer Identification No.)


        Syms Way, Secaucus, NJ                            07094
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                (Zip Code)


                                 (201) 902-9600
--------------------------------------------------------------------------------
               (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report )

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

     On July 22, 2005, the Stock Option Committee of the Board of Directors of Syms Corp (the "Company") authorized the grant to Marcy Syms, President and Chief Executive Officer of the Company, of an option to purchase 97,500 shares of common stock of the Company under the 2005 Stock Option Plan. The exercise price of the option is $15.01 per share, which was the fair market value of one share of the Company's common stock as of the close of business on July 21, 2005. The option is immediately exercisable and is exercisable for a period of ten years from the date of grant.

                                    SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 SYMS CORP


                                 By: /s/ Antone F. Moreira
                                     ------------------------
                                     Name:  Antone F. Moreira
                                     Title: Vice President, Chief Financial
                                            Officer

Date: July 22, 2005